Exhibit 10.19

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 042

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: January 18, 2007

CONTRACTOR: Bechtel Corporation	Bundle of Changes #6 – (A) Det-Tronics Fire and Gas Detection System; (B) Fence and Security System Changes; Fence Intrusion Detection System; (C) Piles, Foundation, & Probes for Future Gas Chromatographs; and (D) Pressure Vessel Isolation Requirements
DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

A. Trends T-0127 / T-1004 implement the Owner’s Unilateral change Order SP/BE-031 for the Det-Tronics Eagle Premiere Fire & Gas Detection System for process areas.

Contractor was directed by Owner to change design efforts associated with the supply of the proposed MSA Notifier based on fire panel system for use within the terminal process areas and to implement a Det-Tronics Eagle Premier Fire and Gas Detection System, as well as Det-Tronics Triple IR Point Gas, Open Path and IR Flame Detectors for monitoring of all terminal process areas.

The proposed Notifier NFS fire panel has been deemed acceptable by SPLNG for monitoring of the Administration, Warehouse, and Control Buildings. The Jetty, Customs, and Switchgear / Electrical buildings shall be monitored by the Det-Tronics system due to their proximity to the process areas. The necessary hardwired cross connections shall be provided to integrate the Det-Tronics and Notifier systems. A Det-Tronics S3 console shall act as the annunciating console for the combined building and process area fire and gas detection system. A hard-wired interface shall provide a general alarm and trouble from the Notifier NFS to the Det-Tronics controller.

B-1. Trend T-1012 is to implement the Fencing & Security System Enhancements as follows:

1) Move the fence across the road at the curve near the construction dock.

2) Move the interior fence from west of the Warehouse to between the Warehouse and Administration Building.

3) Move helipad slightly north east, within the area where soils were previously stabilized and north of future road that will align east-west with gate on eastern facility fence.

4) Delete east-west fence north of LNG storage area.

5) Relocation of north Process Gate operator and associated card readers to driveway north of Administration Building. Add intercom that annunciates in Guard House and Main Control Room. Gate operator shall be remotely controllable from both locations.

6) Delete South Process Gate operator and associated card readers.

7) Relocate Main Control Building turnstile and associated card readers to footbridge southwest of Administration Building. Add intercom that annunciates in Guard House and Main Control Room. Turnstile shall be remotely controllable from both locations.

8) Add a turnstile with card readers at both the East and West Jetties (between the platform and jetty access road).

Add intercoms that annunciate in Guard House and Main Control Room. Turnstiles shall be remotely controllable from both locations.

9) Add two (2) turnstiles with card readers at the road entrance to the tug berths.

Add intercoms that annunciate in Guard House and Main Control Room. Turnstiles shall be remotely controllable from both locations.

10) Add outdoor interface points for future connection of gate operator, card readers, CCTV camera, and intercoms at anticipated future gate locations southeast of the helipad and north of the tug berths. Interface points should include all the necessary fiber.

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B-2. Trend T-1030 is to delete the fence intrusion system from Bechtel’s scope of work. This scope of work was defined under Bechtel Trend T-SP-049 dated April 4, 2004. This credit was reduced by fifty-eight hours for activities already performed for this scope of work.

C. Trend T-1005 is to install 7 piles, two foundations, 3 liquid sample probes, 2 gas sample probes for two future gas chromatograph shelter locations. The scope of work includes the piping related work for the installation/relocation of sample points and the necessary valve and / or probes on the sample connections to the process piping as to not require piping to be blown down in the future.

D. Trends T-0142 / T-1009 are for the supply and installation of double block and bleed valves and a flanged, removable spool piece required on all natural gas and nitrogen lines entering any maintainable vessel. This configuration will provide an air gap between pressurized process piping and the vessel during vessel maintenance activities.

REFERENCE DOCUMENTS:

A-1) Estimate for Det-Tronics Fire and Gas Detection System (T-0127 / T-1004)	$1,216,238
A-2) Payment Milestones for Det-Tronics Fire and Gas Protection System (T-0127 / T-1004)
A-3) Fire & Gas Detection System layout sketches
A-4) Det-Tronics Letter dated April 26, 2006 from Mike Sealy to Bob Head
A-5) Det-Tronics Notifier Bill Of Material (BOM)

B-1) Estimate for Fencing and Security System Enhancements (T-1012)	$398,125
B-2) Credit Estimate for Fence Intrusion Detection System (T-1030)	$(284,687)
B-3) Payment Milestones for Fencing/Security System Enhancements/Fence Intrusion Detection System Credit
B-4) Correspondence SP-BE-C-192 dated August 24, 2006 – Fencing & Security System Changes
B-5) Security gate and road layout drawing

C-1) Estimate for piles, foundations, probes for future gas chromatographs (T-1005)	$237,448
C-2) Payment Milestones for piles, foundation, and probes for future gas chromatographs (T-1005)
C-3) Design Change Notice Number 208.
C-4) Pile location plan for future gas chromatographs
C-5) Foundation drawings for 2B1 Fuel Gas Chromatograph and 2D1 LNG Tank Chromatograph
C-6) Correspondence SP-BE-C-220 dated October 23, 2006 – Additional Gas Chromatographs

D-1) Estimate for Pressure Vessel Isolation Requirements (T-1009)	$276,096

D-2) Payment Milestones for Pressure Vessel Isolation Requirements (T-0142 / T-1009)
D-3) Design Change Notice Number 211 with attachments
D-4) Correspondence SP-BE-C-199 dated July 14, 2006 – Project Directive On Vessel Safety

Change Order SP/BE-0042 TOTAL:	$1,843,220

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SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 042

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: January 18, 2007

CONTRACTOR: Bechtel Corporation	Bundle of Changes #6 – (A) Det-Tronics Fire and Gas Detection System; (B) Fence and Security System Changes; Fence Intrusion Detection System; (C) Piles, Foundation, & Probes for Future Gas Chromatographs; and (D) Pressure Vessel Isolation Requirements
DATE OF AGREEMENT: December 18, 2004

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 0028, 0031, 0033 to 0035) (#SP/BE-0038 to 041)	$119,439,483
The Contract Price prior to this Change Order was	$766,375,483
The Contract Price will be increased by this Change Order in the amount of	$1,843,220
The new Contract Price including this Change Order will be	$768,218,703

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – Det-Tronics Fire & Gas Detection System (T-0127 / T-1004), Fence and Security System Enhancements (T-1012), Fence Intrusion Detection System Credit (T-1030), Piles, Foundations, and Probes for Future Gas Chromatographs (T-1005), and Pressure Vessel Isolation Requirements (T-0142 / T-1009).

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

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SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 042

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: January 18, 2007

CONTRACTOR: Bechtel Corporation	Bundle of Changes #6 – (A) Det-Tronics Fire and Gas Detection System; (B) Fence and Security System Changes; Fence Intrusion Detection System; (C) Piles, Foundation, & Probes for Future Gas Chromatographs; and (D) Pressure Vessel Isolation Requirements
DATE OF AGREEMENT: December 18, 2004

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Director
Title
2/6/07	2/14/07
Date of Signing	Date of Signing

Stan Horton
* Stan Horton
President & COO Cheniere Energy

2/6/07
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

February 6, 2007
Date of Signing

* Required Owner signature—Mr. Horton may sign on behalf on Mr. Souki during Mr. Souki’s absence.

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